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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                                    Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: April 20, 1995)

                                 BRUNO'S, INC.
             (Exact name of registrant as specified in its charter)

                                    Alabama
                 (State or other jurisdiction of incorporation)

              0-6544                                 63-0411801
         (Commission File Number)    (I.R.S. Employer Identification No.)

                             800 Lakeshore Parkway
                           Birmingham, Alabama 35211
               (Address of principal executive offices/Zip Code)

                                 (205) 940-9400
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

      ---------------------------------------------------------------------

Item 5.  Other Events.
         ------------


As previously reported in the Company's Current Report on Form 8-K, dated April 27, 1995, as amended by the Current Report on Form 8-K/A, dated May 30, 1995, the Company entered into an Agreement and Plan of Merger, dated as of April 20, 1995, and amended as of May 18, 1995, pursuant to which Crimson Acquisition Corp. ("Crimson"), a subsidiary of Crimson Associates, L.P., a partnership organized by Kohlberg Kravis Roberts & Co., will be merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger"). Set forth on the following pages are certain revised unaudited pro forma financial and other data of the Company, as adjusted to give effect to the Merger and the transactions contemplated thereby, including the incurrence of certain borrowings anticipated in connection therewith.

                            PRO FORMA CAPITALIZATION


     The following table sets forth the (i) unaudited consolidated historical cash and cash equivalents and historical capitalization of the Company and (ii) unaudited consolidated pro forma cash and cash equivalents and the pro forma capitalization of the Company as of April 8, 1995, as adjusted to give effect to the Merger and the transactions contemplated thereby, including the raising of capital and application of such proceeds therefor. This table should be read in conjunction with the Company's historical financial statements contained in reports and other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934.

                                                                                                As of
                                                                                            April 8, 1995
                                                                                    -----------------------------
                                                                                      Historical    Pro Forma
                                                                                    -------------- --------------
                                                                                        (dollars in millions)
 Cash and Cash Equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   20.8       $   20.8
                                                                                       ========       ========
 Long-term debt:
   Term Loan Facility (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     --       $  550.0
   Revolving Credit Facility (b) . . . . . . . . . . . . . . . . . . . . . . . . .           --            5.1
   Capitalized lease obligations . . . . . . . . . . . . . . . . . . . . . . . . .         19.3           19.3
   6.62% Series A Senior Notes due 2003  . . . . . . . . . . . . . . . . . . . . .        100.0             --
   7.09% Series B Senior Notes due 2008  . . . . . . . . . . . . . . . . . . . . .        100.0             --
   Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --          350.0
   Other long term debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.8            0.8
                                                                                       --------       --------
    Total long-term debt   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  220.1       $  925.2
                                                                                       --------       --------
 Shareholders' investment:
     Common stock (78 million shares outstanding; $.01 par value, historical
       basis; 25 million shares outstanding, $.01 par value, pro forma basis)  . .          0.8            0.3
   Paid-in capital (deficit) . . . . . . . . . . . . . . . . . . . . . . . . . . .         42.0         (592.3)
   Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        384.4          309.4
   Treasury Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (4.7)            --
                                                                                       --------       --------
     Total shareholders' investment  . . . . . . . . . . . . . . . . . . . . . . .     $  422.5       $ (282.6)
                                                                                       --------       --------
 Total capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  642.6       $  642.6
                                                                                       ========       ========

    -----------------

      (a) It is anticipated that the Company will incur $550 million of indebtedness under a Term Loan Facility in connection with the Merger.

      (b) The Company expects that a $100 million Revolving Credit Facility will be available for working capital and general corporate purposes. Approximately $5.1 million of the funds available under the Revolving Credit Facility will be drawn upon on the date of the Merger.

      (c) The Company expects to issue debt securities (the "Debt Securities") in either the public or private markets in connection with the Merger. While no decisions have been made regarding the terms of any such Debt Securities, it is anticipated that a portion of such Debt Securities will be issued at a substantial discount from their face value. In such event, the face amount of the Debt Securities may be in excess of $350 million. This presentation is indicative of the Company's best current estimate of the types of financing which may be used in connection with the Merger.

             PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


     The following unaudited pro forma consolidated condensed financial statements (the "Pro Forma Financial Statements") have been derived by the application of pro forma adjustments to the Company's historical financial statements. The pro forma income statements for the periods presented give effect to the Merger and related transactions as if such transactions were consummated as of July 4, 1993 for the year ended July 2, 1994 and as of July 3, 1994 for the forty-week period ended April 8, 1995. The pro forma balance sheet gives effect to the Merger and related transactions as if such transactions had occurred as of April 8, 1995. The adjustments are described in the accompanying notes. The Pro Forma Financial Statements should not be considered indicative of actual results that would have been achieved had the Merger and related transactions been consummated on the date or for the periods indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The Pro Forma Financial Statements should be read in conjunction with the Company's historical financial statements contained in reports and other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934.

     The pro forma adjustments were applied to the respective historical financial statements to reflect and account for the Merger as a recapitalization. Accordingly, the historical basis of the Company's assets and liabilities has not been impacted by the transaction.

                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                              (Unaudited)
                                         (Dollars in millions)

                                                                           As of April 8, 1995
                                                         -------------------------------------------------------
                                                                                Pro Forma
                                                            Historical         Adjustments         Pro Forma
                                                         ------------------ ------------------- ----------------
ASSETS
Current Assets:
  Cash and cash equivalents . . . . . . . . . . . . . .        $20.8               $0.0(a)          $ 20.8
  Receivables . . . . . . . . . . . . . . . . . . . . .         40.3                                  40.3
  Inventories . . . . . . . . . . . . . . . . . . . . .        250.3                                 250.3
  Prepaid expenses  . . . . . . . . . . . . . . . . . .         14.5                                  14.5
  Deferred income taxes . . . . . . . . . . . . . . . .          1.4                                   1.4
                                                              ------                                ------
                                                               327.3                                 327.3
Property and equipment, net . . . . . . . . . . . . . .        515.4                                 515.4
Intangibles and other, net  . . . . . . . . . . . . . .         55.7                                  55.7
                                                              ------             ------             ------
  Total Assets  . . . . . . . . . . . . . . . . . . . .       $898.4               $0.0             $898.4
                                                              ======             ======             ======
LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
  Current maturities of debt and short-term borrowings.        $26.9(b)            $0.0             $ 26.9(b)
  Accounts payable  . . . . . . . . . . . . . . . . . .        107.0                                 107.0
  Accrued income taxes  . . . . . . . . . . . . . . . .          0.9                                   0.9
  Other accrued expenses  . . . . . . . . . . . . . . .         61.2                                  61.2
                                                              ------             ------             ------
                                                               196.0                0.0              196.0
                                                              ------             ------             ------
Noncurrent Liabilities:
  Long-term debt  . . . . . . . . . . . . . . . . . . .        200.8              700.0(c)           900.8
  Revolving credit facility . . . . . . . . . . . . . .          0.0                5.1(d)             5.1(d)
  Capitalized lease obligations . . . . . . . . . . . .         19.3                                  19.3
  Deferred income taxes . . . . . . . . . . . . . . . .         47.1                                  47.1
  Other noncurrent liabilities  . . . . . . . . . . . .         12.7                                  12.7
                                                              ------             ------             ------
                                                               279.9              705.1              985.0
                                                              ------             ------             ------
Shareholders' Investment (Deficit):
  Common stock  (78 million shares outstanding,
    $.01 par value, historical basis; 25.0 million
    shares outstanding, $.01 par value, historical
    basis)  . . . . . . . . . . . . . . . . . . . . . .          0.8               (0.5)(e)            0.3
  Paid-in capital (deficit) . . . . . . . . . . . . . .         42.0             (634.3)(f)         (592.3)
  Retained earnings . . . . . . . . . . . . . . . . . .        384.4              (75.0)(g)          309.4
  Treasury stock  . . . . . . . . . . . . . . . . . . .         (4.7)               4.7(h)             0.0
                                                              ------             ------             ------
                                                               422.5             (705.1)            (282.6)
                                                              ------             ------             ------

  Total Liabilities and Shareholders' Investment  . . .       $898.4             $  0.0             $898.4
                                                              ======             ======             ======

    -----------------

                              NOTES TO PRO FORMA
                          CONSOLIDATED BALANCE SHEET


         The pro forma financial data have been derived by the application of pro forma adjustments to the Company's historical financial statements for the period noted. The Merger has been accounted for as a recapitalization which will have no impact on the historical basis of assets and liabilities. The pro forma financial data assumes that there are no dissenting shareholders to the Merger.

    (a)  The net effect of $0.0 reflects the following:

                                                               (Millions)
                                                                --------
         Total Sources:
           Term Loan Facility proceeds ...................     $  550.0
           Debt Securities proceeds ......................        350.0
           Revolving Credit Facility proceeds ............          5.1
           Crimson equity contribution ...................        250.0
                                                               --------
                                                               $1,155.1
                                                               --------

         Total Uses:
           Cash merger consideration .....................     $  880.1
           Historical debt repayment .....................        200.0
           Fees and expenses .............................         75.0
                                                               --------
                                                               $1,155.1
                                                               --------
           Net ...........................................     $    0.0
                                                               ========

    (b) This amount consists primarily of a $25.0 million note payable which was repaid by the Company on April 14, 1995.

    (c)  The pro forma adjustment to long term debt reflects the following:


                                                               (Millions)
                                                                --------
         Repayment of historical debt outstanding ........      $(200.0)
         New Term Loan Facility ..........................        550.0
         Debt Securities .................................        350.0
                                                                -------
         Total adjustment ................................      $ 700.0
                                                                =======

         While no decisions have been made regarding the terms of the Debt Securities, it is anticipated that a portion of the Debt Securities will be issued at a substantial discount from their face value. In such event, the face amount of the Debt Securities may be in excess of $350 million. This presentation is indicative of the Company's best current estimate of the types of financing which may be used in connection with the Merger.

    (d) The Company expects that a $100 million Revolving Credit Facility will be available for working capital and general corporate purposes. It is anticipated that $5.1 million will be drawn in connection with the Merger.

    (e) The adjustment reflects the effect of the Merger on the 78.1 million shares outstanding at $.01 par value per share. There will be 25,007,015 shares outstanding subsequent to the Merger.

    (f) The adjustment reflects amounts distributed to convert to cash 73.3 million shares of Bruno's Common Stock for total consideration of $880.1 million, plus the $4.7 million impact of cancelled treasury stock, net of the receipt of 20.8 million shares by Crimson Associates, L.P. for total consideration of $250.0 million, and net of the $0.5 million allocated to par value of the Bruno's Common Stock as a result of the Merger. It is anticipated that all 73.3 million shares will be cancelled.

    (g) The adjustment reflects the fees anticipated to be paid to effect the Merger. Such estimated fees and expenses are anticipated to consist of
         (i) fees and expenses related to certain borrowings in connection with the Merger (the "Merger Financings"), including bank commitment fees and underwriting discounts and commissions, (ii) fees and expenses in connection with the prepayment of historical debt and an interest rate swap, (iii) professional, advisory and investment banking fees and expenses and (iv) miscellaneous fees and expenses, such as printing and filing fees. Included in the $75.0 million of estimates fees and expenses is the $15 million fee payable by the Company to KKR in the event the Merger closes in accordance with the Merger Agreement. It is expected that the most substantial portion of the remaining estimated fees and expenses will relate to the Merger Financings.

    (h) The adjustment reflects the cancellation of the 0.6 million shares of treasury stock.

                                        PRO FORMA CONSOLIDATED
                                           INCOME STATEMENT
                                              (Unaudited)
                              (Dollars in millions, except per share data)


                                                                 For the Forty Weeks Ended April 8, 1995
                                                         -------------------------------------------------------
                                                                                Pro Forma          Pro Forma
                                                            Historical         Adjustments
                                                         ------------------ ------------------- ----------------
Net sales . . . . . . . . . . . . . . . . . . . . . . .      $2,201.0                              $2,201.0
Cost of products sold . . . . . . . . . . . . . . . . .       1,684.8                               1,684.8
                                                             --------                              --------
Gross profit  . . . . . . . . . . . . . . . . . . . . .         516.2                                 516.2
Store operating, selling and administrative expenses  .         424.8                                 424.8
Depreciation and amortization . . . . . . . . . . . . .          41.5                                  41.5
Interest expense  . . . . . . . . . . . . . . . . . . .          20.7            $ 48.4(a)             69.1
Interest income . . . . . . . . . . . . . . . . . . . .          (4.7)              3.7(b)             (1.0)
                                                             --------            ------            --------
Income (loss) before income taxes . . . . . . . . . . .          33.9             (52.1)              (18.2)
Income taxes  . . . . . . . . . . . . . . . . . . . . .          12.9             (19.8)(c)            (6.9)
                                                             --------            ------            --------
Net income (loss) . . . . . . . . . . . . . . . . . . .       $  21.0            $(32.3)            $ (11.3)
                                                             ========            ======            ========
Weighted average shares outstanding   . . . . . . . . .          77.6                                  25.0
                                                             ========                              ========
Primary earnings (loss) per share . . . . . . . . . . .       $  0.27                               $ (0.45)
                                                             ========                              ========

     -----------------

          The pro forma financial data have been derived by the application of pro forma adjustments to the historical financial statements for the period noted. The Merger has been accounted for as a recapitalization which will have no impact on the historical basis of assets and liabilities. The pro forma financial data assumes that there are no dissenting shareholders to the Merger.

     (a)  The pro forma adjustment to interest expense reflects the following:

                                                                     (Millions)
                                                                      --------
          Interest expense on historical debt ............            $(18.9)
          Interest expense on the Term Loan Facility and
            Revolving Credit Facility
            (assumed 9.0% average rate) ..................              38.4
          Interest expense on the Debt Securities
            (assumed 10.75% average rate) ................              28.9
                                                                      ------

          Total adjustment ...............................            $ 48.4
                                                                      ======

               Because interest rates in connection with the Merger Financings have not been determined as of the date of this filing, this presentation is indicative of the Company's best current estimate of interest expense.

               A 0.125% increase or decrease in the assumed average interest rate on the Term Loan Facility and Revolving Credit Facility would change the pro forma interest expense by $0.6 million. The pro forma net income (loss) would change by $0.3 million and the pro forma primary earnings (loss) per share would change by $0.01.

               A 0.125% increase or decrease in the assumed average interest rate on the Debt Securities would change the pro forma interest expense by $0.4 million. The pro forma net income (loss) would change by $0.2 million and the pro forma primary earnings (loss) per share would change by $0.01.

     (b) The adjustment reverses historical income recognized on the Company's interest rate swap (assumed to be settled upon consummation of the Merger).

     (c) The adjustment reflects the tax effect of the pro forma adjustments at a 38% effective rate.

                                                    PRO FORMA CONSOLIDATED
                                                       INCOME STATEMENT
                                                          (Unaudited)
                                          (Dollars in millions, except per share data)


                                                                 For the Fiscal Year Ended July 2, 1994
                                                         -------------------------------------------------------
                                                                                Pro Forma
                                                            Historical         Adjustments         Pro Forma
                                                         ------------------ ------------------- ----------------
Net sales . . . . . . . . . . . . . . . . . . . . . . .      $2,834.7                              $2,834.7
Cost of products sold . . . . . . . . . . . . . . . . .       2,185.6                               2,185.6
                                                             --------                              --------
Gross profit  . . . . . . . . . . . . . . . . . . . . .         649.1                                 649.1
Store operating, selling and administrative . . . . . .         512.1                                 512.1
Depreciation and amortization . . . . . . . . . . . . .          52.3                                  52.3
Interest expense  . . . . . . . . . . . . . . . . . . .          20.5            $ 69.1(a)             89.6
Interest income . . . . . . . . . . . . . . . . . . . .          (4.6)              4.0(b)             (0.6)
                                                             --------            ------            --------
Income (loss) before income taxes . . . . . . . . . . .          68.8             (73.1)               (4.3)
Income taxes  . . . . . . . . . . . . . . . . . . . . .          28.2             (27.8)(c)             0.4
                                                             --------            ------            --------
Net income (loss)                                             $  40.6            $(45.3)           $   (4.7)
                                                             ========            ======            ========
     Weighted average shares outstanding  . . . . . . .          78.1                                  25.0
                                                             ========                              ========
     Primary earnings (loss) per share  . . . . . . . .       $  0.52                               $ (0.19)
                                                             ========                              ========

     -----------------

          The pro forma financial data have been derived by the application of pro forma adjustments to the Company's historical financial statements for the period noted. The Merger has been accounted for as a recapitalization which will have no impact on the historical basis of assets and liabilities. The pro forma financial data assumes that there are no dissenting shareholders to the Merger.

     (a)  The pro forma adjustment to interest expense reflects the following:


                                                                     (Millions)
                                                                      --------
           Interest expense on historical debt ............            $(18.5)
           Interest expense on the Term Loan Facility
              and Revolving Credit Facility
              (assumed 9.0% average rate) .................              50.0
           Interest expense on the Debt Securities
              (assumed 10.75% average rate) ...............              37.6
                                                                       ------

           Total adjustment ................................           $ 69.1
                                                                       ======

               Because interest rates in connection with the Merger Financings have not been determined as of the date of this filing, this presentation is indicative of the Company's best current estimate of interest expense.

               A 0.125% increase or decrease in the assumed average interest rate on the Term Loan Facility and Revolving Credit Facility would change the pro forma interest expense by $0.7 million. The pro forma net income (loss) would change by $0.4 million and the pro forma primary earnings (loss) per share would change by $0.02.

               A 0.125% increase or decrease in the assumed average interest rate on the Debt Securities would change the pro forma interest expense by $0.5 million. The pro forma net income (loss) would change by $0.3 million and the pro forma primary earnings (loss) per share would change by $0.01.

     (b) The adjustment reverses historical income recognized on the Company's interest rate swap (assumed to be settled upon consummation of the Merger).

     (c) The adjustment reflects the tax effect of the pro forma adjustments at a 38% effective rate. The historical effective tax rate of 41% includes the impact of a $2.2 million retroactive adjustment due to a change in federal tax rates.

                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: June 17, 1995
                                                  BRUNO'S, INC.

                                                  By: /s/ Ronald G. Bruno
                                                      Ronald G. Bruno, Chief
                                                      Executive Officer and
                                                      Chairman of the Board